EXHIBIT 99.1

Aptose Biosciences Announces Rescheduling of Special Meeting of Shareholders to Approve the Acquisition by Hanmi Pending Final Clearance from SEC

SAN DIEGO and TORONTO, Dec. 19, 2025 (GLOBE NEWSWIRE) -- Aptose Biosciences Inc. (“Aptose” or the “Company”) (TSX: APS; OTC: APTOF) announced today that it will be rescheduling its upcoming special meeting of shareholders, originally scheduled to be held on January 16, 2026 (the “Meeting”), to a later date to be announced. Aptose will hold the rescheduled Meeting as soon as practicable in January 2026. No changes are expected to be made to the record date of the Meeting, being the close of business on December 12, 2025, or to the matters to be put before shareholders at the Meeting, including the previously announced continuance of Aptose from the Canada Business Corporations Act to the Business Corporations Act (Alberta) (“ABCA”) (the “Continuance”) and the subsequent acquisition by HS North America Ltd., a wholly owned subsidiary of Hanmi Pharmaceutical Co. Ltd. (together, the “Hanmi Purchasers”), by way of a statutory plan of arrangement under the ABCA (the “Arrangement” and, together with the Continuance, the “Transaction”).

Aptose has determined to reschedule the Meeting after it receives final clearance of the proxy statement from the United States Securities and Exchange Commission (“SEC”). Following the clearance from the SEC, Aptose will announce the new date, time and virtual details for the Meeting. Aptose intends to mail to all shareholders, and to make available under its profile on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov, the proxy statement, form of proxy, letter of transmittal along with any additional required disclosure in connection with the Meeting.

On December 12, 2025, Aptose obtained an interim order from the Court of King’s Bench of Alberta (the “Court”) authorizing the holding of the Meeting and matters relating to the conduct of the Meeting.

The Company’s board of directors unanimously recommends that the holders of Aptose common shares vote FOR the special resolutions approving the Continuance and the Arrangement at the Meeting.

About Aptose

Aptose Biosciences Inc. is a clinical-stage biotechnology company committed to developing precision medicines addressing unmet medical needs in oncology, with an initial focus on hematology. The Company’s small molecule cancer therapeutics pipeline includes products designed to provide single agent efficacy and to enhance the efficacy of other anti-cancer therapies and regimens without overlapping toxicities. The Company’s lead clinical-stage compound tuspetinib (TUS), is an oral kinase inhibitor that has demonstrated activity as a monotherapy and in combination therapy in patients with relapsed or refractory acute myeloid leukemia (AML) and is being developed as a frontline triplet therapy in newly diagnosed AML. For more information, please visit www.aptose.com.

Forward Looking Statements

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. This information includes, but is not limited to, statements concerning our objectives, our strategies to achieve those objectives, as well as statements made with respect to management’s beliefs, plans, estimates, projections and intentions, and similar statements concerning anticipated future events, results, circumstances, performance or expectations that are not historical facts. In some cases, forward-looking information can be identified by the use of forward-looking terminology such as “expects”, “estimates”, “outlook”, “forecasts”, “projection”, “prospects”, “intends”, “anticipates”, “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might”, “will”, “will be taken”, “occur” or “be achieved”. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not historical facts but instead represent management’s expectations, estimates and projections regarding future events or circumstances. Forward-looking information in this news release include, among other things, statements relating to Aptose’s business in general; statements relating to the postponed Meeting and the timing thereof, the expected impact on the record date, the clearance from the SEC and the timing thereof the mailing of the proxy statement, form of proxy, letter of transmittal along with any additional required disclosure in connection with the Meeting and the timing thereof.

Risks and uncertainties related to the transactions contemplated by the Transaction include, but are not limited to: the possibility that the Transaction will not be completed on the terms and conditions, or on the timing, currently contemplated, and that it may not be completed at all, due to a failure to obtain or satisfy, in a timely manner or otherwise, required regulatory, shareholder and Court approvals and other conditions to the completion of the Transaction or for other reasons; the risk that competing offers or acquisition proposals will be made; the negative impact that the failure to complete the Transaction for any reason could have on the price of the common shares of Aptose or on the business of Aptose; Hanmi Purchaser’s failure to pay the cash consideration at completion of the Transaction; the business of Aptose may experience significant disruptions, including loss of employees due to transaction related uncertainty, industry conditions or other factors; risks relating to employee retention; the risk of regulatory changes that may materially impact the business or the operations of Aptose; risks related to the diversion of management’s attention from Aptose’s ongoing business operations while the Transaction is pending; and other risks and uncertainties affecting Aptose, including those described in filings and reports Aptose may make from time to time with the Canadian securities authorities. Although we have attempted to identify important risk factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other risk factors not presently known to us or that we presently believe are not material that could also cause actual results or future events to differ materially from those expressed in such forward-looking information. There can be no assurance that such information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information. No forward-looking statement is a guarantee of future results. Accordingly, you should not place undue reliance on forward-looking information, which speaks only as of the date made. The forward-looking information contained in this news release represents the Company’s expectations as of the date of this news release (or as the date they are otherwise stated to be made) and are subject to change after such date. However, the Company disclaims any intention or obligation or undertaking to update or revise any forward-looking information whether as a result of new information, future events or otherwise, except as required under applicable securities laws in Canada. All of the forward-looking information contained in this news release is expressly qualified by the foregoing cautionary statements.

This announcement is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell, or an offer to sell or a solicitation of an offer to buy, common shares of Aptose.

For further information, please contact:

Aptose Biosciences Inc.
Susan Pietropaolo
Corporate Communications & Investor Relations
201-923-2049
spietropaolo@aptose.com